SECURITIES AND EXCHANGE COMMISSION
                           Washington, D. C. 20549


                                  FORM 8-K


               Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


Date of Report:          July 29, 1994



                                MATTEL, INC.
                                ------------
           (Exact name of registrant as specified in its charter)


         Delaware                  001-05647                        95-1567322
- - ------------------------------------------------------------------------------
(State or other jurisdiction      (Commission                 (I.R.S. Employer
 of incorporation)                  File No.)              Identification No.)




333 Continental Boulevard, El Segundo, California                   90245-5012
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(Address of principal executive offices)                            (Zip Code)


Registrant's telephone number, including area code              (310) 252-2000
                                                  ----------------------------

                                   N/A
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       (Former name or former address, if changed since last report)

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Item 5.     Other Events
- - -------     ------------

            Response to comments regarding additional disclosures as requested by the Securities and Exchange Commission in its comment letter dated July 15, 1994.


Commitments and Contingencies - Foreign Currency Contracts
- - ----------------------------------------------------------


  The following tables detail the Company's foreign currency positions by type of contract and by major currency as of
December 31, 1993. Forward contracts to sell and purchase currencies were entered into in order to hedge the settlement of intercompany receivables and payables arising in connection with transfers of finished goods inventories between affiliates. Swap contracts to purchase and sell U.S. dollars and foreign currencies were entered into to hedge intercompany payables arising from short-term loans and advances among affiliates. The contracts thus relate to specific exposures and were not entered into in an attempt to generate profits. The Company held no cash instruments which were subject to its hedging program.

  The   following  forward  contracts,  by  which   the   Company
sold/purchased currencies, were outstanding as of December 31, 1993:


                                                      Contract
                                 Currency              Amounts
      Currency Sold             Purchased           (U.S. $000's)
- - -------------------------   --------------------    -------------
British pounds sterling     U.S. dollars            $      34,913
Italian lira                U.S. dollars                   30,582
Canadian dollars            U.S. dollars                   44,924
Dutch guilders              U.S. dollars                    8,950
Spanish pesetas             U.S. dollars                   10,736
French francs               U.S. dollars                   32,145
German deutschemarks        U.S. dollars                   43,798
Other under $5,000          U.S. dollars                    9,585
                                                    -------------
    Total forward contracts
      to purchase U.S. dollars                      $     215,633
                                                    =============

U.S. dollars                Hong Kong dollars       $      13,566
U.S. dollars                Malaysian ringgits             61,311
British pounds sterling     Italian lira                    6,751
French francs               Italian lira                   16,576
German deutschemarks        Italian lira                   21,017
Other under $5,000          Italian lira                    8,361
                                                    -------------
    Total forward contracts
      to purchase foreign currencies                $     127,582
                                                    =============


  The following swap contracts, by which the Company purchased foreign currencies, were outstanding as of December 31, 1993:


                                                      Contract
                                 Currency              Amounts
      Currency Sold              Purchased          (U.S. $000's)
- - -------------------------   --------------------    -------------
U.S. dollars                German deutschemarks    $      77,330
U.S. dollars                Swiss francs                    5,212
U.S. dollars                Canadian dollars                6,721
U.S. dollars                Other under $5,000              2,527
                                                    -------------
    Total swaps into
      foreign currencies                            $      91,790
                                                    =============


  The following swap contracts, by which the Company sold foreign currencies, were outstanding as of December 31, 1993:


                                                      Contract
                                 Currency              Amounts
      Currency Sold              Purchased          (U.S. $000's)
- - -------------------------   --------------------    -------------
French francs               U.S. dollars            $      17,794
British pounds sterling     U.S. dollars                   16,346
Other under $5,000          U.S. dollars                    6,194
                                                    -------------
    Total swaps into U.S. dollars                   $      40,334
                                                    =============


  The  amount of $219.4 million disclosed in Note 7, page 47,  of
Exhibit 13.0 to the Company's Annual Report on Form 10-K is comprised of the sum of contract values for the above forward contracts and swaps to acquire foreign currencies. The amount of $256.0 million disclosed in Note 7 is comprised of the sum of contract values for the above forward contracts and swaps to acquire U.S. dollars.

  The Company's Corporate Treasury function is responsible for coordinating the management of Mattel's foreign currency exposure on a worldwide basis, with a primary objective of minimizing the Company's risk of loss from fluctuations in exchange rates. Treasury maintains reports that are continuously updated which track the Company's foreign currency positions and amounts of related hedge coverages. Unhedged positions are measured monthly at both current and forecasted rates of exchange to determine whether the Company's hedge coverage is sufficient, and in the event of periods of volatile exchange rate activity, foreign currency positions are monitored more frequently than monthly.

  The Company's practice is to hedge a minimum of 50% of its foreign currency transactions for any given year. Contracts may be executed during a year for the purpose of hedging foreign currency commitments for the following year, or they may be executed during a year for exposures arising within the year. As such, the Company's hedge contracts generally have maturities ranging from one month to twelve months in duration, which are designed to coincide with settlement dates of the related intercompany transactions. For the year ended December 31, 1993, net realized foreign currency gains were $3.6 million. Had the Company not entered into hedges covering a percentage of its foreign currency positions, the unfavorable effect on pre-tax income would have approximated $17 million.

  As a matter of policy, in order to minimize counterparty risk, all hedge contracts are executed with financial institutions believed to be credit-worthy, generally those who provide the Company with its working capital lines of credit. The Company's contracts are not acquired from brokers, nor are they traded on any exchange or over-the-counter market.

                               SIGNATURES
                               ----------

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              MATTEL, INC.
                                              Registrant

                                              By: /s/ Gary P. Rolfes
                                                  ------------------------
                                                  Gary P. Rolfes
                                                  Senior Vice President &
        Date: July 29, 1994                       Controller
              -------------


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